GUARANTEE

RxAir Industries, LLC, with an address of 12225 Greenville Ave, Ste 700, Dallas, Texas, 75243 (the “Company”) and Bridgepoint Partners, LLC, a Limited Liability Corporation, with an address at 6119 Greenville Ave, Ste 219, Dallas, TX 75206 (the “Consultant”); have entered into a Consulting Agreement (the “Consulting Agreement”) executed simultaneously with this Guarantee, a copy of which is annexed hereto and made a part hereof as Exhibit “A”.

1.           Guaranty.        In order to induce the Consultant to enter into the Consulting Agreement, UV Flu Technologies, Inc., a Nevada Corporation, having an address of UV Flu Technologies, Inc 411 Main St., Bldg 5 Yarmouthport, MA, 02675  (the “Guarantor”), hereby unconditionally guarantees to the Consultant full and punctual performance of all of the obligations of the Company set forth in the Consulting Agreement, unless such Consulting Agreement is earlier terminated pursuant to the terms and conditions set forth therein. In the event of the default by the Company in the performance of any of its obligations under the Consulting Agreement, the Guarantor shall, immediately upon demand, pay the amount due thereunder or otherwise perform such obligations to the Consultant. This guarantee will not be affected by any bankruptcy or insolvency of the Company and the Guarantor acknowledges and agrees that (a) it may be sued directly under this guarantee at the same time a lawsuit is filed against the Company, the Company’s liability needing to be first established before the Guarantor is liable; and (b) the Consultant may allow the Company to be in default, may extend time for payment or other performance by the Company, or otherwise waive, extend or excuse performance by the Company without releasing the Guarantor.

2.           Termination.     This Guarantee shall terminate when all obligations of the Company pursuant to the Consulting Agreement have been satisfied in full.

3.           Miscellaneous.

A.           Headings. The headings contained in this Guarantee are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guarantee.

B.           Enforceability.  If any provision which is contained in this Guarantee should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Guarantee.  Instead, this Guarantee shall be construed as if such invalid or unenforceable provisions had not been contained herein

C.           Notices.  Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

To Guarantor:	UV Flu Technologies, Inc
411 Main St., Bldg 5
Yarmouthport, MA, 02675
Attn.: Mr. John J. Lennon
Facsimile No.:

Copy to:	Mark Lee
Greenberg Traurig, LLP
1201 K Street, Suite 1100
Sacramento, CA 95814
Tel 916.442.1111

To the Company:	RxAir Industries, LLC
12225 Greenville Avenue, Suite 700,
Dallas, Texas, 75243
Attn.: Jack J. Lennon
Facsimile No.: (972) 233-0533

Copy to:	Mark Lee
Greenberg Traurig, LLP
1201 K Street, Suite 1100
Sacramento, CA 95814
Tel 916.442.1111

To the Consultant:	Bridgepoint Partners, LLC
6119 Greenville Ave, Ste 219
Dallas, Texas 75206
Attn: Bryan A. Scott
Facsimile No.: (972) 829-3212

Copy to:	Mintz & Fraade, P.C.
488 Madison Avenue, Suite 1100
New York, NY 10022
Attention: Alan Fraade
Phone: 212.486.2500
Fax: 212.486.0701

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “3” of this Guarantee are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.           Governing Law, Disputes.      The Parties agree that this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.  The Parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York.  Any such arbitration shall be by a panel of three arbitrators and (x) pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York, if commenced by the Guarantor or the Company and (y) pursuant to the commercial rules then existing of the American Arbitration Association in the State of Texas, if commenced by the Consultant.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The Parties specifically and exclusively designate the courts in the City of New York, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  If the arbitration was commenced by the Guarantor or the Company, the Parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts with respect to the confirmation and entry of judgment of any arbitration award.  If the arbitration was commenced by the Consultant the Parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of Texas in any action or proceeding and submit to personal jurisdiction over each of them by such courts with respect to the confirmation and entry of judgment of any arbitration award.  The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York with respect to an arbitration commenced by the Guarantor or the Company, or the State of Texas with respect to an arbitration commenced by the Consultant, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “(C)” of this Article “9” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The Parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The Parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York if an arbitration is commenced by the Guarantor or the Company.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E.           Entire Agreement.  This Guarantee and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior and contemporaneous agreements and understandings, excluding any agreements which are referred to herein and made a part hereof, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party to this Agreement agrees that, except for the representations and warranties contained in this Guarantee, no party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, Consultants, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Guarantee or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

F.           Expenses.     Each party to this Guarantee shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Guarantee and the transactions set forth in this Guarantee.

G.           Confidentiality.  The parties agree that the terms of this Guarantee are confidential and they shall not make public disclosure of the terms of this Guarantee, : (i) as may be required by law, (ii) in connection with litigation or other legal proceeding against a party, (iii) by judicial or other compulsory process, (iv) by any regulatory agency, or (v) as may be required in connection with the Guarantor’s obligations under federal securities laws and pursuant to Exchange or listing requirements, including, but not limited to, the Guarantor’s disclosure obligations as a listed company on Pink Sheets Electronic OTC Markets.  If either party or the Guarantor intends to make a disclosure of the terms of this Guarantee as required by law, by judicial or other compulsory process, by any regulatory agency, or as may be required in connection with the Guarantor’s obligations under federal securities laws, such party shall notify the other party, if feasible, in advance of any such disclosure. The Parties agree that the terms of this Paragraph G regarding confidentiality are not material to this Agreement and any breach of this paragraph shall not be considered a material breach of this Agreement.  In the event of such a breach of this Paragraph G, the non-breaching party shall only be entitled to injunctive relief and/or monetary damages for actual harms caused by the breach.

H.           No Assignment. Consultant hereby agrees that Consultants’ rights under this Guarantee shall not be transferred or assigned to anyone without the prior written consent of the Guarantor, which consent may be withheld by Guarantor for any or no reason. UV hereby agrees that UV’s obligations under this Guarantee shall not be transferred or assigned to anyone without the prior written consent of Consultant, which consent may be withheld by Consultant for any or no reason.

I.           Further Assurances.  The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Guarantee and the intents and purposes hereof.

J.           Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Guarantee shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Guarantee or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Guarantee to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.           Counterparts. This Guarantee may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.           Facsimile Signatures.  Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

M.           Binding upon Execution and Delivery. No party to this Guarantee shall be bound hereby until fully executed counterparts to this Guarantee have been executed by, and delivered to, each party, or their respective attorneys, by all other parties or their respective attorneys.

N.           Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Guarantee and (iii) this Guarantee shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Guarantee.

O.           Modifications.  This Guarantee may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Guarantee which is signed by all of the parties to this Guarantee.

UV Flu Technologies, Inc.

By:	/s/ Jack J. Lennon
Jack J. Lennon, President

Exhibit A

CONSULTING AGREEMENT

This CONSULTING AGREEMENT (this “Agreement”), dated as of the 24th day of January, 2011 by RxAir Industries, LLC, with an address of 12225 Greenville Ave, Ste 700, Dallas, Texas, 75243 (the “Company”) and Bridgepoint Partners, LLC, a Limited Liability Corporation, with an address at 6119 Greenville Ave, Ste 219, Dallas, TX 75206 (the “Consultant”; the Company and Consultant are hereinafter jointly referred to as, the “Parties”).

WITNESSETH:

WHEREAS, the Company is a manufacturer of air purification systems;

WHEREAS, the Company and the Consultant desire to enter into an agreement, for the Consultant to provide advisory and consulting services to RxAir on an “as needed” basis pursuant to the terms and conditions of this Agreement, which shall be guaranteed by UV Flu Technologies, Inc., a Nevada Corporation, having an address of 411 Main St., Bldg 5, Yarmouthport, MA, 02675 , as more fully described in Article “10” of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged,

IT IS AGREED:

1.           Recitals.  The parties hereto adopt as part of this Agreement each of the recitals which is set forth in the WHEREAS clauses, and agree that such recitals shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement.  Such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.           Engagement.  Pursuant to the terms and conditions which are hereinafter set forth, the Company hereby retains the Consultant as an advisor and consultant to the Company and its affiliated entities.

3.           Services.  The Consultant shall be available to devote such time, attention and energies to the business of the Company as requested by the Company and determined based upon mutual agreement, up to a maximum of eight (8) hours per week, which shall include all time expended by the Consultant on behalf of the Company, regardless of whether such time is expended at the Company’s premises or elsewhere.

4.           Term.

A.   The term of this Agreement (the “Term”) shall commence as of the 19th day of January, 2011 (the “Commencement Date”) and shall continue for twelve (12) months until July 19th, 2012, unless or until terminated as set forth in Paragraph “B” of this Article “4” of this Agreement.

B.    The Term and the Consultant’s provision of services shall automatically terminate upon the date of death of the Consultant and the Company shall have the right to terminate the Consultant’s provision of services for Cause (as defined in Article “7” of this Agreement).

5.           Compensation.

A.    The Company agrees to pay, and the Consultant agrees to accept, compensation (the “Compensation) as outlined in Table 5.1 below, which is, payable to the Consultant within three (3) business days from the date the payment is due, the (“Payment Date”).  If the Company does not pay to the Consultant the Compensation within three (3) business days from the Payment Date, then the Consultant is entitled to a late fee equal to ten (10%) of the Compensation due (the “Late Fee”) and thereafter will accrue interest at eighteen (18%) percent per annum All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.

B.   The Consultant has the right, in its sole and absolute discretion, to provide written demand via email (“Written Demand”), at jjlennon@comcast.net.com or other email address as provided by the Company, four (4) business days after any Payment Date, whereas Compensation or Late Fee are due, payment via Common Shares of UV at a conversion price equal to 50% of the average Closing Bid Price of the five (5) Trading Days prior to the Written Demand (the “Consulting Shares”).  UV agrees to register all of the Consulting Shares via Form S-8 with the Securities and Exchange Commission within five (5) business days from receipt of Written Demand.  The Company shall pay Consultant as a 1099 contractor, and shall not deduct from Consultant’s compensation any federal, state or local taxes.

C.   (“Closing Bid Price”) means the closing bid price of the Company’s Common Stock on the “OTCBB” trading market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, as reported by, or based upon data reported by, the National Quotation Bureau, Inc. or Bloomberg L.P. or an equivalent reliable reporting service (“Bloomberg”), or, if no closing bid price is reported for such security, then the last closing trade price of such security as reported by Bloomberg.

Table 5.1

Payment Date	Compensation	Payment Date	Compensation
February 1st, 2011	$10,000	August 1st, 2011	$3,000
March 1st, 2011	$3,000	September 1st, 2011	$3,000
April 1st, 2011	$3,000	October 1st, 2011	$3,000
May 1st, 2011	$3,000	November 1st, 2011	$3,000
June 1st, 2011	$3,000	December 1st, 2011	$3,000
July 1st, 2011	$3,000	January 1st, 2012	$3,000
		February 1st, 2012	$3,000

6.           Benefits.  DELETED.  NOT APPLICABLE.

7.           Cause.  For purposes of this Agreement, the term “Cause” shall be limited to: (i) the Consultant’s conviction of a felony; or (ii) the Consultant’s embezzlement of Company property.  The Company may terminate this Agreement and the Consultant's provision of services to the Company for Cause upon written notice to the Consultant pursuant to Paragraph “C” of Article “11” of this Agreement, which notice shall state the cause for termination and the date of termination which, at the Company’s election, may be effective immediately.  Such termination of the Consultant’s provision of services to the Company shall not constitute a breach of this Agreement by the Company, and the Company’s sole obligation to the Consultant shall be to pay the Consultant the amount of any compensation and provide any benefits then due to the Consultant through the date of termination.  The issue of “Cause”, if contested by the Consultant, is subject to arbitration in accordance with Paragraph “D” of Article “11” of this Agreement, provided however, that the Consultant shall not remain in the employ of the Company during the period such proceeding is pending, and if a determination is made in the Consultant’s favor, the Company shall reinstate this Agreement through the end of the Term set forth in Article “4” of this Agreement and the Consultant shall be entitled to the amount of any unpaid compensation and benefits due to the Consultant from the date of termination through the date this Agreement is reinstated.

8.           Representations, Warrants and Covenants of the Consultant.  To induce the Company to enter into this Agreement and to consummate the transactions contemplated by this Agreement, the Consultant represents, warrants and covenants to the Company as follows:

A.   Consultant has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement is valid and binding upon the Consultant and enforceable against it in accordance with its terms.

B.   The performance of this Agreement by Consultant in accordance with its terms shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of his property or cause an acceleration under any arrangement, agreement or other instrument to which he is a party, whether jointly or severally, or by which any of his assets are bound.

C.   Consultant has neither entered into, nor is subject to, any agreement, including, but not limited, to any employment, non-compete, confidentiality or work product agreement which would (i) prohibit the execution of this Agreement, (ii) prohibit his provision of services to the Company, or (iii) affect any of the provisions of, or his obligations pursuant to, this Agreement.

D.   The execution, delivery and performance of this Agreement in accordance with its terms does not and will not require the consent, authorization or approval of any governmental agency or authority.

E.   It shall not be a defense to a suit against him for damages for any misrepresentation or breach of covenant or warranty by another party hereto that such party knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to such party contained untrue statements.

F.   No representation or warranty of Consultant which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no material fact relating to his business affairs, condition (financial or otherwise) or prospects which would materially adversely affect same or which would materially adversely affect the Consultant’s performance of any duties or obligations under this Agreement which has not been disclosed to the other parties hereto.

G.    The representations, warranties and covenants made herein shall survive throughout the Term of this Agreement, it being agreed and understood that each of such representations, warranties and covenants is of the essence of this Agreement and the same shall be binding upon him and inure to the Company, its successors and assigns.

9.           Representations, Warrants and Covenants of the Company.  To induce the Consultant to enter into this Agreement and to consummate the transactions contemplated by this Agreement, the Company represents, warrants and covenants to the Consultant as follows:

A.   It is a corporation duly organized, validly existing and in good standing pursuant to the laws of Nevada, with all of the requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

B.    It has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated herein.  The execution of this Agreement by it and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by its Board of Directors and no further authorization shall be necessary on its part for the performance and consummation by it of the transactions which are contemplated by this Agreement.  This Agreement constitutes its legal, valid and binding obligation and is enforceable as to it in accordance with the terms hereof, subject to the enforcement of remedies by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity.

C.    The performance of this Agreement by it in accordance with its terms shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of its property or cause an acceleration under any arrangement, agreement or other instrument to which it is a party, whether jointly or severally, or by which any of its assets are bound.

D.   The execution, delivery and performance of this Agreement in accordance with its terms does not and will not require the consent, authorization or approval of any governmental agency or authority.

E.    It has neither entered into, nor is subject to, any agreement which would (i) prohibit the execution of this Agreement, (ii) prohibit its receipt of services from the Consultant, or (iii) affect any of the provisions of, or its obligations pursuant to, this Agreement.

F.   No representation or warranty by it which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no material fact relating to its business, affairs, operations, conditions (financial or otherwise) or prospects which would materially adversely affect same or which would materially adversely affect the Company’s performance of any duties or obligations under this Agreement which has not been disclosed to the other parties hereto.

G.   It shall not be a defense to a suit against it for damages for any misrepresentation or breach of covenant or warranty by another party hereto that such party knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to such party contained untrue statements.

H.   The representations, warranties and covenants made herein shall survive throughout the Term of this Agreement, it being agreed and understood that each of such representations, warranties and covenants is of the essence of this Agreement and the same shall be binding upon it and inure to the Consultant, his successors and assigns.

10.           Guarantee.   This Agreement is guaranteed by UV and pursuant to the terms of a Guarantee in the form annexed hereto and made a part hereof as Exhibit “A”, which shall be executed by UV simultaneously with the execution of this Agreement.

11.           Miscellaneous.

A.           Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.           Enforceability.  If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement.  Instead, this Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein

C.           Notices.  Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

To the Company:	RxAir Industries, LLC.
12225 Greenville Avenue, Suite 700,
Dallas, Texas, 75243
Attn.: Jack J. Lennon
Facsimile No.: (972) 233-0533

Copy to:	Greenberg Traurig, LLP
1201 K Street, Suite 1100
Sacramento, CA 95814
Attn: Mark Lee
Tel 916.442.1111

To Consultant:	Bridgepoint Partners, LLC
6119 Greenville Ave, Ste 219
Dallas, Texas 75206
Attn: Bryan A. Scott
Facsimile No.: (972) 829-3212

Copy to:	Mintz & Fraade, P.C.
488 Madison Avenue
New York, New York 10022
Attn.: Frederick M. Mintz, Esq.
Facsimile No.: (212) 486-0701

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “11” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile  shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile, if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

(D)           Governing Law; Disputes.   The Parties agree that this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.  The Parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York.  Any such arbitration shall be by a panel of three arbitrators and (x) pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York, if commenced by the Company, and (y) pursuant to the commercial rules then existing of the American Arbitration Association in the State of Texas, if commenced by the Consultant.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The Parties specifically and exclusively designate the courts in the City of New York, State of New York.  If the arbitration was commenced by the Company, the Parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts with respect to the confirmation and entry of judgment of any arbitration award.  If the arbitration was commenced by the Consultant, the Parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of Texas in any action or proceeding and submit to personal jurisdiction over each of them by such courts with respect to the confirmation and entry of judgment of any arbitration award.  The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York with respect to an arbitration commenced by the Company, or the State of Texas with respect to an arbitration commenced by the Consultant, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “(C)” of this Article “11” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The Parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The Parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York.

(E)           Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.

(F)           Entire Agreement.  This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior and contemporaneous agreements and understandings, excluding any agreements which are referred to herein and made a part hereof, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party to this Agreement agrees that, except for the representations and warranties contained in this Agreement, neither party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

(G)           Confidentiality.  The Parties agree that the terms of this Agreement are confidential and they shall not make public disclosure of the terms of this Agreement, except: (i) as may be required by law, (ii) in connection with litigation or other legal proceeding against a party, (iii) by judicial or other compulsory process, (iv) by any regulatory agency, or (v) as may be required in connection with the Company’s parent company, UV Flu Technologies, Inc. (“UV”) obligations under federal securities laws and pursuant to Exchange or listing requirements, including, but not limited to, UV’s disclosure obligations as a listed company on OTC Markets.  If either party intends to make a disclosure of the terms of this Agreement as required by law, by judicial or other compulsory process, by any regulatory agency, or as may be required in connection with UV’s obligations under federal securities laws, such party shall notify the other party, if feasible, in advance of any such disclosure.    The Parties agree that the terms of this Paragraph “G” of this Article “11” of this Agreement regarding confidentiality are not material to this Agreement and any breach of this paragraph shall not be considered a material breach of this Agreement.  In the event of such a breach of this Paragraph “G” of this Article “11” of this Agreement, the non-breaching party shall only be entitled to injunctive relief and/or monetary damages for actual harms caused by the breach.

H.          No Assignment. Consultant hereby agrees that Consultant’s rights under this Agreement shall not be transferred or assigned to anyone without the prior written consent of the Company.

I.           Further Assurances.  The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

J.           Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.           Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.           Facsimile Signatures.  Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

M.           Binding upon Execution and Delivery. No party to this Agreement shall be bound hereby until fully executed counterparts to this Agreement have been executed by, and delivered to, each party, or their respective attorneys, by all other parties or their respective attorneys.

N.           Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

O.           Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

Bridgepoint Partners, LLC

By:	/s/ Bryan A. Scott
Bryan A. Scott, President

RxAir Industries, LLC

By:	/s/ John J. Lennon
John J. Lennon, President